Long-Term Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt
Long-term debt consists of the following at December 31:

	2014	2013
Revolving line of credit with lenders, interest at base rate plus margin, as defined (4.16% and 4.17% at December 31, 2104 and 2013, respectively) due quarterly; balance due at maturity on October 2017	$—	$8.0
Note payable; discounted at 7.3%, annual payments varied; balance due 2029	3.8	3.5
Note payable; discounted at 8.5%, annual payments of $0.2; balance due February 2018; collateralized by real property	0.6	0.6
Term loans; quarterly payments commencing March 31, 2013 through June 30, 2019 with final payment due October 9, 2019; interest at LIBOR floor of 0.75% plus an applicable margin (3.75% and 4.25%, respectively)	1,749.0	1,782.0
Senior notes payable; interest at 8.25% payable in arrears semi-annually commencing April 1, 2013; maturing on October 1, 2020	550.0	550.0
Capital lease obligations, maturing through 2024	23.3	15.4
Other debt	0.5	1.1
	2,327.2	2,360.6
Less: Original issue discount	(23.7)	(28.7)
Less: Current portion	(25.3)	(29.1)
	$2,278.2	$2,302.8

Annual aggregate principal maturities at December 31, 2014 are as follows:

2015	$25.3
2016	21.7
2017	21.6
2018	20.9
2019	1,680.2
Thereafter	557.5
$2,327.2

In October 2012, the Company placed $1,800.0 in term B loans, $550.0 in bonds and a $300.0 revolving credit facility ("Revolver"). The proceeds were used to finance the acquisition of Veolia ES Solid Waste division and repay borrowings under its previously outstanding revolving credit facility and extinguish term loans and notes payable. Substantially all of the Company’s assets collateralize the loans, bonds and credit facility and each of the agreements restrict further indebtedness and payment of dividends in excess of certain predefined amounts.
All borrowings under the term B loan and the Revolver are guaranteed by each of the Company’s current and future U.S. subsidiaries (which also guarantee the 8.25% bonds), subject to certain agreed-upon exemptions. The Company has one non-guarantor foreign subsidiary that is minor, as its assets, revenue, income from continuing operations and cash flows from operating activities are less than 3% of the Company’s consolidated amounts. All guarantors are jointly and severally and fully and unconditionally liable. The parent company has no independent assets or operations and each of the subsidiary guarantor is 100% owned by the Company. There are no significant restrictions on the Company or any guarantor to obtain funds from its subsidiaries by dividend or loan.
The Revolver is a syndicated revolving credit facility that is available for general corporate purposes including working capital, equipment purchases and business acquisitions and collateralized by the real property of the Company. It is due at maturity in October, 2017. At December 31, 2014, the Revolver had no borrowings outstanding and $58.1 in letters of credit outstanding. At December 31, 2013, the Revolver facility had $8.0 borrowings outstanding and $70.7 in outstanding letters of credit. An annual commitment fee equal to 0.50% per annum on the daily unused amount is due quarterly. The amount of fees for 2014, 2013 and 2012 were not significant.
The term B loan is due in September 2019 and has payments due quarterly of $4.5 with mandatory prepayments due to the extent net cash proceeds from the sale of assets exceed $25.0 in any fiscal year and are not reinvested in the business within 365 days from the date of sale, upon notification of the Company’s intent to take such action or in accordance with excess cash flow, as defined. The term B loan is collateralized by certain real property of the Company. Further prepayments are due when there is excess cash flow, as defined.
The bonds are redeemable prior to October 1, 2015 at a price equal to 108.25% of the principal plus accrued interest for up to 35% of the issuance. On October 1, 2016 and 2017, the bonds may be redeemed for a call premium of 104.125% and 102.063%, respectively. Subsequent to October 1, 2018, the notes are redeemable at par. The bonds bear interest at 8.25% and are due in October 2020.
The term B loan bear interest at a base rate (alternate base rate or LIBOR base rate) plus an applicable margin. The alternate base rate is defined as the greater of the prime rate or federal funds rate plus 50 basis points and the LIBOR base rate is subject to a 0.75% floor.
The Revolver loan bear interest at a base rate (alternate base rate or LIBOR base rate) plus an applicable margin. The alternate base rate is defined as the greater of the prime rate or federal funds rate plus 50 basis points and the LIBOR base rate is subject to a 1.25% floor.

The applicable margin for the term B loan is based on the total leverage ratio of the Company as follows:

Total Leverage Ratio	LIBOR Base Rate	Alternate Base Rate
<4.75:1.00	2.50%	2.50%
≥4.75:1.00	3.00%	3.00%
The applicable margin for the Revolver is based on the total leverage ratio of the Company as follows:

Total Leverage Ratio	LIBOR Base Rate	Alternate Base Rate
<4.75:1.00	3.50%	2.50%
≥4.75:1.00	4.00%	3.00%

Fair Value of Debt
The fair value of the Company’s debt is estimated using discounted cash flow analyses, based on rates the Company would currently pay for similar types of instruments except for variable rate debt for which cost approximates fair value due to the short-term nature of the interest rate (Level 2 inputs). Although the Company has determined the estimated fair value amounts using available market information and commonly accepted valuation methodologies, considerable judgment is required in interpreting the information and in developing the estimated fair values. Therefore, these estimates are not necessarily indicative of the amounts that the Company, or holders of the instruments, could realize in a current market exchange. The fair value estimates are based on information available as of December 31, 2014 and 2013 respectively.
The estimated fair value of our debt is as follows at December 31:

	2014	2013
Senior notes	$550.0	$596.1
Term loan B	1,692.2	1,788.1
	$2,242.2	$2,384.2

The carrying value of the debt at December 31, 2014 is approximately $2,299.0 compared to $2,332.0 at December 31, 2013.